EXHIBIT 99.1

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of Riverbend Telecom, Inc.

     A signed original of this written statement required by Section 906 has been provided to Riverbend Telecom, Inc. and will be retained by Riverbend Telecom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Leon Nowalsky
---------------------------
Leon Nowalsky
President and Principal Executive Officer
Date:  May 21, 2003


/s/ Leon Nowalsky
---------------------------
Leon Nowalsky
Treasurer and Principal Accounting Officer
Date:  May 21, 2003